UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

GENTIVA HEALTH SERVICES, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State of Incorporation)	1-15669 (Commission File No.)	36-4335801 (I.R.S. Employer Identification No.)

3 Huntington Quadrangle, Suite 200S
Melville, New York 11747-4627
(Address of principal executive offices, including zip code)

(631) 501-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

:  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

:  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

:  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

:  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 22, 2007, Robert Creamer resigned as Senior Vice President, CareCentrix, of Gentiva Health Services, Inc. to become the chief executive officer of a privately held pediatrics company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC. (Registrant)
Date: March 23, 2007	/s/ Stephen B. Paige
Stephen B. Paige Senior Vice President, General Counsel and Secretary